UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2015

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2015, the Board of Directors (the “Board”) of Reinsurance Group of America, Incorporated (the “Company”) announced the appointment of Anna Manning as President effective December 1, 2015. A. Greig Woodring, current Company President and Chief Executive Officer, will relinquish the title of President on such date. The Board also announced that Mr. Woodring is expected to retire and relinquish the title of Chief Executive Officer in late 2016, at which time the Board plans to appoint Ms. Manning as Chief Executive Officer. At its meeting on December 15, 2015 the Board anticipates that it will elect Ms. Manning as a director of the Company, effective January 1, 2016.

Ms. Manning, 57, serves as a member of the Company’s Executive Council and is currently Senior Executive Vice President, Global Structured Solutions. In that role, she has been responsible for the Company’s transactional businesses, including its Global Financial Solutions and Global Acquisitions units. From January 2011 through December 2014 she served as Executive Vice President and Head of U.S. and Latin American Markets. In that position, she was responsible for all operations within the United States, South American and Latin American markets, including business development, pricing, underwriting, medical, claims and operations. Until January 2011, Ms. Manning was Executive Vice President and Chief Operating Officer for RGA International Corporation. Prior to joining the Company in 2007, she was a senior consultant in the Toronto office of Towers Perrin’s Tillinghast insurance consulting practice, where she provided consulting services to insurance companies in the areas of mergers and acquisitions, financial reporting, product development and value-added performance measurements. Before joining Tillinghast, Ms. Manning was with Manulife Financial.

Manning Offer Letter

Pursuant to an offer letter between the Company and Ms. Manning (the “Offer Letter”), she will receive an annual base salary of $750,000 as President, which will increase to $950,000 upon her appointment as Chief Executive Officer. She will continue to participate in the Company’s Annual Bonus Plan (“ABP”) and her target bonus shall remain equal to 100% of her base salary as President, with potential payouts under this award ranging from zero to $1,500,000. New ABP goals will be established for her in her role as President. Upon appointment to the role of Chief Executive Officer, Ms. Manning’s ABP target will increase to 130% of base salary. The terms and conditions of the current ABP were previously reported under “Compensation Discussion & Analysis – 2014 Compensation Actions and Results – Compensation Element #2 – Annual Bonus Plan” in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2015 (the “Proxy Statement”).

The Offer Letter also provides that Ms. Manning will continue to participate in the Company’s long-term incentive program; however, effective with the 2016 grant her target will be a fixed amount of $2,000,000, rather than a percentage of her base salary. Her 2016 grant will be allocated 75% to Performance Contingent Shares (“PCS”) and 25% to Stock Appreciation Rights (“SARs”). Upon appointment to the role of Chief Executive Officer, Ms. Manning’s long-term incentive program target will be $3,245,000. The terms and conditions of prior PCS and SARs awards were previously reported under “Compensation Discussion & Analysis – 2014 Compensation Actions and Results – Compensation Element #3 – Performance Contingent Shares” and “– Compensation Element #4 – Stock Appreciation Rights” in the Proxy Statement. The Company’s future proxy statements will provide descriptions of any changes to the Company’s ABP, PCS and SARs awards. The foregoing description of Ms. Manning’s compensation and equity grants provided in the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Manning SAR Agreement

On November 19, 2015 the Board’s Compensation Committee (the “Committee”) approved an additional grant of SARs to Ms. Manning valued at $3,000,000 that will fully vest (i.e., “cliff vest”) on November 30, 2020. The award is effective December 1, 2015 and will be made pursuant to a Stock Appreciation Right Award Agreement between the Company and Ms. Manning (the “Manning SAR Agreement”). The foregoing description of the SAR award does not purport to be complete and is qualified in its entirety by reference to the form of Manning SAR Agreement, which is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Néemeh and Kinnaird Award Agreements

On November 19, 2015 the Committee also approved a grant of SARs for Alain Néemeh, Senior Executive Vice President – Global Life and Health Markets, effective December 1, 2015. Mr. Néemeh’s grant is valued at $2,000,000 and also vests fully on November 30, 2020. The award will be made pursuant to a Stock Appreciation Right Award Agreement between the Company and Mr. Néemeh (the “Néemeh SAR Agreement”). The foregoing description of the SAR award does not purport to be complete and is qualified in its entirety by reference to the form of Néemeh SAR Agreement, which is filed as Exhibit 10.3 to this Current Report and incorporated by reference herein.

On November 19, 2015 the Committee also approved a grant of Restricted Share Units (“RSUs”) for Donna Kinnaird, Senior Executive Vice President and Chief Operating Officer, effective December 1, 2015. Ms. Kinnaird’s grant is valued at $600,000 and fully vests on January 11, 2017. The award will be made pursuant to a Restricted Share Unit Agreement between the Company and Ms. Kinnaird (the “Kinnaird Agreement”). The foregoing description of the RSU award does not purport to be complete and is qualified in its entirety by reference to the form of Kinnaird Agreement, which is filed as Exhibit 10.4 to this Current Report and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

In a press release dated November 23, 2015, a copy of which is attached to this Current Report as Exhibit 99.1, and the text of which is incorporated by reference herein, the Company announced the organizational changes described in the first paragraph of this Current Report.

The information in this Item 7.01 and the contents of Exhibit 99.1 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: November 24, 2015	By:	/s/ Jack B. Lay
		Name:	Jack B. Lay
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offer Letter, dated October 29, 2015, between the Company and Anna Manning.

10.2	Form of Stock Appreciation Right Award Agreement, effective December 1, 2015, between the Company and Anna Manning.

10.3	Form of Stock Appreciation Right Award Agreement, effective December 1, 2015, between the Company and Alain Néemeh.

10.4	Form of Restricted Share Unit Agreement, effective December 1, 2015, between the Company and Donna Kinnaird.

99.1	Company press release dated November 23, 2015.

4